JURIKA & VOYLES FUND GROUP



                Supplement to Prospectus dated September 22, 1997
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                                 August 31, 1998



The Jurika & Voyles Fund Group expects to implement, effective November 1, 1998, a redemption fee equal to 1% of the proceeds from any redemption or exchange of shares held for fewer than 30 days. An amendment to the prospectus has been filed with the Securities and Exchange Commission to permit this fee.



This fee will not apply to any shares purchased on or before October 2, 1998, or to any redemptions or exchanges out of the SSgA Money Market Fund. Shares redeemed or exchanged will be matched against the longest-held shares for purposes of determining your holding period (also known as the first-in, first-out method).



We have decided to implement this fee because, in recent months, your mutual funds have experienced a dramatic increase in shareholder transactions by short-term investors, often known as "market timers." Their large purchases and frequent redemptions increase shareholder expenses and cause the unnecessary recognition of gains for shareholders. Our portfolio managers also find that their long-term strategies are disrupted. This fee is intended to help compensate longer-term shareholders for these costs.